UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021

ALSET EHOME INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 971-3940

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement.

Effective as of March 12, 2021, Alset EHome International Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Mr. Chan Heng Fai, the founder, Chairman and Chief Executive Officer of the Company, True Partners International Limited, LiquidValue Development Pte Ltd. (“LVD”) and American Pacific Bancorp, Inc. (“APB”), pursuant to which the Company purchased from Chan Heng Fai (i) warrants (the “Warrants”) to purchase 1,500,000,000 shares of Alset International Limited (“Alset International”); (ii) 1,000,000 shares of LVD’s common stock, constituting all of the issued and outstanding stock of LVD; (iii) 62,122,908 ordinary shares in True Partners Capital Holding Limited (“True Partner”); and (iv) 4,775,523 shares of APB’s Class B common stock, representing 86.44% of the total issued and outstanding common stock of APB.

The four acquisitions set forth in the Securities Purchase Agreement closed on March 12, 2021. The Company has issued four convertible notes to Chan Heng Fai as follows: (i) a convertible note in the amount of $28,363,966.42 for warrants to purchase 1,500,000,000 shares of Alset International; (ii) a convertible note in the amount of $173,394.87 to acquire all of the outstanding capital stock of LVD; (iii) a convertible note in the amount of $6,729,629.29 to acquire 62,122,908 ordinary shares of True Partners; and (iv) a convertible note in the amount of $28,653,138 for 4,775,523 Class B shares of APB. Such four notes will only become convertible into shares of the Company’s common stock following the approval of the Company’s shareholders. Subject to such shareholder approval, each note shall be convertible into shares of the Company’s common stock at a conversion price equal to $5.59 per share (equivalent to the average five closing per share prices of the Company’s common stock preceding January 4, 2021). Each convertible note matures in three years, has an interest rate of 2% per annum and the principal amount and accrued but unpaid interest shall be payable on the maturity date, subject to the conversion of each convertible note.

Mr. Chan recused himself from any deliberation or vote regarding any of the four transactions described herein. The Audit Committee of the Company’s Board of Directors reviewed, approved and determined that it is advisable and in the best interests of the Company to complete the four proposed transactions described above in connection with the Term Sheet (the “Term Sheet”) related to such transactions set forth in the Securities Purchase Agreement. The Company’s Board of Directors approved the Term Sheet for such transactions on January 6, 2021, and approved the Securities Purchase Agreement and the transactions in connection therewith on March 12, 2021.

The four acquisitions set forth in the Securities Purchase Agreement closed on March 12, 2021. All of these assets were acquired from Chan Heng Fai or entities owned by Chan Heng Fai, the Company’s Chairman and Chief Executive Officer. Mr. Chan is also an officer and director of each of Alset International, LVD and APB.

Alset International Limited

Incorporated in September 2009 and listed on the Singapore Exchange in July 2010, Alset International operates as a global enterprise involved in (i) property development and investments, primarily in the U.S. and Western Australia; (ii) development, research, testing, manufacturing, licensing and distribution of biomedical products; (iii) asset management with a primary focus medical and residential real estate in the US; (iv) direct sales of a growing variety of health and wellness products; and (v) information technology businesses, including blockchain technology. The Company has acquired warrants to purchase 1,500,000,000 shares of Alset International with an exercise price of SGD $0.048 per share. The Company currently owns 57.07% of Alset International. If the Company exercises all of the Alset International warrants acquired in this transaction, the Company’s ownership of Alset International will increase to 76.75%.

Mr. Chan Heng Fai is both Chairman of the Board and the Chief Executive Officer of the Company and the Chairman and Chief Executive Officer of its subsidiary Alset International, as well as a significant shareholder of both the Company and Alset International. Mr. Chan owns 186,246,600 shares of Alset International, representing approximately 10.5% of the outstanding shares of Alset International.

LiquidValue Development Pte Ltd.

LVD operates in the asset management field and will be leveraged by the Company to establish an actively managed open-ended exchange-traded fund (“ETF”) in the U.S. focused on disruptive investment opportunities with long-term exponential growth potential. The Company has acquired all of the issued and outstanding stock of LVD.

True Partner Capital Holding Limited

True Partners operates as a fund management company in the U.S. and Hong Kong. True Partners manages funds and provides managed accounts on a discretionary basis using a proprietary trading platform, offering investment management and consultancy services. True Partners also develops and supports its trading platform and related proprietary software and provides management services for a portfolio of securities and futures contracts. Its fund investors and managed accounts are primarily professional investors, including family offices, pension funds, high-net worth individuals, endowments/foundations, and financial institutions. True Partners was founded in 2010 and is headquartered in Hong Kong. True Partners is currently listed on the Hong Kong Stock Exchange (HKSE), with over USD $1.6 billion assets under management (AUM). Pursuant to the Securities Purchase Agreement, the Company has acquired 62,122,908 ordinary shares in True Partners (HKG: 8657). The Company now owns 15.5% of True Partners.

American Pacific Bancorp Inc.

APB is a bank holding company that invests in commercial banks in the U.S. APB’s plans include injecting digital banking capabilities into banks to provide global banking services to clients worldwide, with the goal to increase its profitability. The Company acquired 4,775,523 shares of the Class B common stock of APB, representing approximately 86.4% of the total common stock of APB. The Company plans to leverage APB's infrastructure to capitalize on the growth opportunities with Special Purpose Acquisition Companies (SPACs). The Company intends to work with APB to form a synergistic home financing capability that will further support the Company’s long-term business objectives.

The foregoing description of the Securities Purchase Agreement and the four convertible promissory notes does not purport to be complete and is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement and each of the convertible promissory notes, a copy of which are filed herein as exhibits to this Current Report on Form 8-K.

Item 2.01
Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01 of this Current Report are incorporated by reference herein.

Item 3.02
Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 of this Current Report are incorporated by reference herein.

Item 7.01
Regulation FD Disclosure.

On March 15, 2021, the Company issued a press release (the “Press Release”) announcing the closing of the four transactions described above.

A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in the Press Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in the Press Release is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in the Press Release constitutes material investor information that is not otherwise publicly available.

This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. The Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01
Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Company plans to file the required financial statements of APB, on or before May 27, 2021 on a Form 8-K/A.

(b) Pro Forma Financial Information

The Company plans to file the required pro forma financial information on or before May 27, 2021 on a Form 8-K/A.

(d) Exhibits.

Exhibit
Number	Exhibit

10.1
Securities Purchase Agreement By and Among Alset EHome International Inc., Chan Heng Fai Ambrose, True Partners International Limited, LiquidValue Development Pte Ltd. and American Pacific Bancorp, Inc. dated March 12, 2021.

10.2	2% Conditional Convertible Promissory Note dated March 12, 2021, in the principal amount of $28,363,966.42.

10.3	2% Conditional Convertible Promissory Note dated March 12, 2021, in the principal amount of $173,394.87.

10.4	2% Conditional Convertible Promissory Note dated March 12, 2021, in the principal amount of $6,729,629.29.

10.5	2% Conditional Convertible Promissory Note dated March 12, 2021, in the principal amount of $28,653,138.00.

99.1	Press Release dated March 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET EHOME INTERNATIONAL INC.

Date: March 18, 2021	By:	/s/ Rongguo Wei
Name: Rongguo Wei
Title: Co-Chief Financial Officer